Exhibit 32.2

Certification of Vice-Chairman, President and Co - Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Century Casinos, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: November 3, 2005

/s/ Peter Hoetzinger
Peter Hoetzinger
Vice-Chairman, President and Co - Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Century Casinos, Inc. and will be retained by Century Casinos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.